UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2006

KELLY SERVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-1088	38-1510762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN	48084
(Address of principal executive offices)	(Zip Code)

(248) 362-4444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Kelly Services, Inc. (the “Company”) today posted additional information relating to its operating segments for the recently completed fiscal quarter ended April 2, 2006, along with quarterly and annual information for the 2003 through 2005 fiscal years, on the Investor Relations page of the Company’s website. The website may be accessed at www.kellyservices.com.

Copies of the schedules are attached as exhibits 99.1 through 99.4 herein.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

99.1	2006 Results of Operations by Segment - First Quarter

99.2	2005 Results of Operations by Segment

99.3	2004 Results of Operations by Segment

99.4	2003 Results of Operations by Segment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.
Date: May 10, 2006

/s/ William K. Gerber
William K. Gerber

Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

Date: May 10, 2006

/s/ Michael E. Debs
Michael E. Debs

Senior Vice President and Corporate Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	2006 Results of Operations by Segment – First Quarter

99.2	2005 Results of Operations by Segment

99.3	2004 Results of Operations by Segment

99.4	2003 Results of Operations by Segment